UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2021

(Exact name of registrant as specified in its charter)

Delaware	001-13695	16-1213679
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

5790 Widewaters Parkway, DeWitt, New York	13214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (315) 445-2282

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	CBU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02	Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)       On December 16, 2021, Community Bank System, Inc.’s (“Community Bank System”) Board of Directors (the “Board”) elected Jeffery Knauss, as a new independent director. From 2014 through its sale earlier this year, Mr. Knauss served as the CEO and co-founder of Digital Hyve, a digital marketing and advertising firm that was named the 52nd fastest growing private company in the United States by Inc. Magazine in 2018 and has remained on Inc.’s 5,000, a list of the fastest-growing privately held companies in the United States, for the following three years. In addition to his vast digital marketing and technology experience, Mr. Knauss has significant entrepreneurial experience with numerous start-up ventures and as an angel investor to several companies, including food service and companies focused on medical research, professional networking, e-commerce platforms, and mobile payment apps.

The Board has determined that Mr. Knauss is an independent director under the standards established by the New York Stock Exchange and the Board. Mr. Knauss’ appointment expands the Company’s Board to 13 Directors, 12 of whom are independent. Mr. Knauss was also appointed to the Board of Directors of Community Bank, N.A., the Company’s wholly-owned banking subsidiary, as a member of the Board’s Risk and Governance Committees, and as the Board’s representative on the Company’s Technology Committee.

There is no arrangement or understanding between Mr. Knauss and any other persons pursuant to which Mr. Knauss was selected as a director. Furthermore, Mr. Knauss does not have any related party transactions with the Company that would require disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing Mr. Knauss’ appointment is attached hereto as Exhibit 99.1 and is incorporated by reference into this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release, dated December 16, 2021, issued by Community Bank System.

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Bank System, Inc.

By:	/s/ George J. Getman
Name:	George J. Getman
Title:	EVP and General Counsel

Dated: December 21, 2021

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated December 16, 2021, issued by Community Bank System, Inc.

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)